Statements of Operations - USD ($)	12 Months Ended
	Aug. 31, 2017	Aug. 31, 2016
Operating Expenses
Professional fees	$ 13,200	$ 12,961
General and administrative	7,142	7,306
Management fees (Note 3)	9,925	36,800
Rent (Note 3)		36,800
Total operating expenses	30,267	93,867
Net loss	$ (30,267)	$ (93,867)
Basic and diluted net loss per common share- basic and diluted	$ .00	$ .00
Weighted average number of common shares - basic and diluted	23,033,065	22,170,000